                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 7, 2004

                        Blonder Tongue Laboratories, Inc.
             (Exact Name of registrant as specified in its charter)

            Delaware                     1-14120                   52-1611421
        (State or other          (Commission File Number)   (I.R.S. Employer
 jurisdiction ofincorporation)                               Identification No.)

                One Jake Brown Road, Old Bridge, New Jersey        08857
               (Address of principal executive offices)         (Zip Code)

       Registrant's telephone number, including area code: (732) 679-4000

                              Not Applicable
    (Former name or former address, if changed since last report)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

[_]  Written  communications  pursuant to Rule 425 under the  Securities Act (17
     CFR 230.425)

[_]  Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Principal Officers;
            Election of Directors; Appointment of Principal Officers

      (a)   Not applicable

      (b)   Not applicable

      (c)   Not applicable

      (d)   On December 7, 2004,  the Board of  Directors  of Blonder  Tongue
            Laboratories,  Inc. (the "Company")  elected Stephen K. Necessary as a director of the Company.  Mr. Necessary fills the vacancy on the Board created by an increase in the number of directors  from
            8 to 9 that was adopted by the Board on September  14, 2004.  Mr.
            Necessary will join the Board as a Class III director.

            A  copy  of a  press  release  announcing  the  election  of  Mr.
            Necessary is attached to this Report as Exhibit 99.1.

Item 9.01   Financial Statements and Exhibits

      (a)   Not applicable

      (b)   Not applicable

      (c)   The following exhibits are filed herewith:

Exhibit 99.1 Press Release dated December 8, 2004.

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                                    SIGNATURE

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                      BLONDER TONGUE LABORATORIES, INC.

                      By:   /s/ Eric Skolnik
                           Eric Skolnik
                           Senior Vice President and Chief Financial Officer

Date: December 8, 2004

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                                  EXHIBIT INDEX

     Exhibit No.                                 Description

     Exhibit 99.1       Press Release of the Company dated  December 8, 2004
                        regarding election of Stephen K. Necessary as a director